EXHIBIT 99.1

                               UBS Investment Bank
                            Fixed Bid Stratification

    (DELCODE in ('BID,CMT,OWN,SVC')) and (CURRBAL gt 0); MALT04_11G9 : 20yr
================================================================================


--------------------------------------------------------------------------------
Pool Summary                                COUNT              UPB            %
--------------------------------------------------------------------------------
Conforming                                     72    $9,286,198.45        23.62%
Non-Conforming                                 65    30,037,043.14        76.38
--------------------------------------------------------------------------------
Total:                                        137   $39,323,241.59       100.00%
--------------------------------------------------------------------------------
Adjusted Balance: $39,290,311.59
Data as of Date: 2004-10-01
AVG UPB: $287,030.96
GROSS WAC: 5.9144%
NET WAC: 5.663%
% SF/PUD: 87.32%
% FULL/ALT: 59.67%
% CASHOUT: 39.50%
% PURCHASE: 15.16%
% BUYDOWN: 0.00%
% INVESTOR: 10.97%
% LTV > 80 NO MI: 0.00%
WA LTV: 64.98%
% FICO > 679: 87.22%
% NO FICO: 0.00%
WA FICO: 729
% FIRST LIEN: 100.00%
% PREPAY PENALTY: 6.07%
CALIFORNIA %: 43.33%
Latest Maturity Date: 20240901
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Product Type                                COUNT              UPB            %
--------------------------------------------------------------------------------
20 YR FXD                                     102   $32,374,596.54        82.33%
30 YR FXD                                      35     6,948,645.05        17.67
--------------------------------------------------------------------------------
Total:                                        137   $39,323,241.59       100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Original Balance                            COUNT              UPB            %
--------------------------------------------------------------------------------
$0.01 - $50,000.00                             10      $365,860.61         0.93%
$50,000.01 - $100,000.00                       21     1,694,028.06         4.31
$100,000.01 - $150,000.00                      19     2,451,980.99         6.24
$150,000.01 - $200,000.00                       8     1,416,714.57         3.60
$200,000.01 - $250,000.00                       9     1,983,479.91         5.04
$250,000.01 - $300,000.00                       5     1,374,134.31         3.49
$300,000.01 - $350,000.00                       5     1,697,279.05         4.32
$350,000.01 - $400,000.00                      19     7,078,241.35        18.00
$400,000.01 - $450,000.00                      13     5,498,017.71        13.98
$450,000.01 - $500,000.00                      10     4,698,050.89        11.95
$500,000.01 - $550,000.00                       6     3,096,375.19         7.87
$550,000.01 - $600,000.00                       5     2,896,098.30         7.36
$600,000.01 - $650,000.00                       4     2,519,486.25         6.41
$700,000.01 - $750,000.00                       1       738,445.30         1.88
$850,000.01 - $900,000.00                       1       864,053.90         2.20
$950,000.01 - $1,000,000.00                     1       950,995.20         2.42
--------------------------------------------------------------------------------
Total:                                        137   $39,323,241.59       100.00%
--------------------------------------------------------------------------------
Minimum: $22,500.00
Maximum: $960,000.00
Average: $289,226.82
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Unpaid Balance                              COUNT              UPB            %
--------------------------------------------------------------------------------
$0.01 - $50,000.00                             10      $365,860.61         0.93%
$50,000.01 - $100,000.00                       21     1,694,028.06         4.31
$100,000.01 - $150,000.00                      19     2,451,980.99         6.24
$150,000.01 - $200,000.00                       8     1,416,714.57         3.60
$200,000.01 - $250,000.00                       9     1,983,479.91         5.04
$250,000.01 - $300,000.00                       5     1,374,134.31         3.49
$300,000.01 - $350,000.00                       6     2,047,016.68         5.21
$350,000.01 - $400,000.00                      19     7,126,914.32        18.12
$400,000.01 - $450,000.00                      14     5,997,499.32        15.25
$450,000.01 - $500,000.00                      10     4,798,429.22        12.20
$500,000.01 - $550,000.00                       4     2,098,104.65         5.34
$550,000.01 - $600,000.00                       5     2,896,098.30         7.36
$600,000.01 - $650,000.00                       4     2,519,486.25         6.41
$700,000.01 - $750,000.00                       1       738,445.30         1.88
$850,000.01 - $900,000.00                       1       864,053.90         2.20
$950,000.01 - $1,000,000.00                     1       950,995.20         2.42
--------------------------------------------------------------------------------
Total:                                        137   $39,323,241.59       100.00%
--------------------------------------------------------------------------------
Minimum: $22,451.30
Maximum: $950,995.20
Average: $287,030.96
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Gross Rate                                  COUNT              UPB            %
--------------------------------------------------------------------------------
5.001% - 5.250%                                 1      $113,943.35         0.29%
5.251% - 5.500%                                20     6,029,542.19        15.33
5.501% - 5.750%                                36    13,242,952.56        33.68
5.751% - 6.000%                                29     7,088,436.30        18.03
6.001% - 6.250%                                19     6,035,202.54        15.35
6.251% - 6.500%                                18     4,758,850.37        12.10
6.501% - 6.750%                                 9     1,442,008.45         3.67
6.751% - 7.000%                                 4       548,660.09         1.40
7.251% - 7.500%                                 1        63,645.74         0.16
--------------------------------------------------------------------------------
Total:                                        137   $39,323,241.59       100.00%
--------------------------------------------------------------------------------
Minimum: 5.170%
Maximum: 7.375%
Weighted Average: 5.914%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Net Rate                                    COUNT              UPB            %
--------------------------------------------------------------------------------
4.751% - 5.000%                                 1      $113,943.35         0.29%
5.001% - 5.250%                                20     6,029,542.19        15.33
5.251% - 5.500%                                36    13,242,952.56        33.68
5.501% - 5.750%                                29     7,088,436.30        18.03
5.751% - 6.000%                                19     6,035,202.54        15.35
6.001% - 6.250%                                18     4,758,850.37        12.10
6.251% - 6.500%                                 9     1,442,008.45         3.67
6.501% - 6.750%                                 4       548,660.09         1.40
7.001% - 7.250%                                 1        63,645.74         0.16
--------------------------------------------------------------------------------
Total:                                        137   $39,323,241.59       100.00%
--------------------------------------------------------------------------------
Minimum: 4.920%
Maximum: 7.125%
Weighted Average: 5.663%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Original Term to Maturity                   COUNT              UPB            %
--------------------------------------------------------------------------------
181 - 240                                     137   $39,323,241.59       100.00%
--------------------------------------------------------------------------------
Total:                                        137   $39,323,241.59       100.00%
--------------------------------------------------------------------------------
Minimum: 240
Maximum: 240
Weighted Average: 240
--------------------------------------------------------------------------------


The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

I:\Cas Final\Gary\CasMaster_gc2 3.0.cas    Oct 7, 2004 14:24         Page 1 of 4

                               UBS Investment Bank
                            Fixed Bid Stratification

    (DELCODE in ('BID,CMT,OWN,SVC')) and (CURRBAL gt 0); MALT04_11G9 : 20yr
================================================================================


--------------------------------------------------------------------------------
Remaining Term to Stated Maturity           COUNT              UPB            %
--------------------------------------------------------------------------------
181 - 240                                     137   $39,323,241.59       100.00%
--------------------------------------------------------------------------------
Total:                                        137   $39,323,241.59       100.00%
--------------------------------------------------------------------------------
Minimum: 227
Maximum: 239
Weighted Average: 236
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Seasoning                                   COUNT              UPB            %
--------------------------------------------------------------------------------
1 - 1                                           6    $2,036,500.00         5.18%
2 - 2                                          16     3,516,432.45         8.94
3 - 3                                          35    10,158,689.45        25.83
4 - 4                                          32     7,864,431.84        20.00
5 - 5                                          35    12,429,219.79        31.61
6 - 6                                          10     2,372,159.96         6.03
7 - 12                                          2       613,727.54         1.56
13 - 24                                         1       332,080.56         0.84
--------------------------------------------------------------------------------
Total:                                        137   $39,323,241.59       100.00%
--------------------------------------------------------------------------------
Minimum: 1
Maximum: 13
Weighted Average: 4
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
FICO Scores                                 COUNT              UPB            %
--------------------------------------------------------------------------------
590 - 599                                       1       $99,789.90         0.25%
600 - 609                                       2       197,766.48         0.50
610 - 619                                       1       201,687.11         0.51
620 - 629                                       4       710,458.36         1.81
630 - 639                                       2       197,389.36         0.50
640 - 649                                       3       768,605.18         1.95
650 - 659                                       3       331,108.85         0.84
660 - 669                                       5       820,463.38         2.09
670 - 679                                       8     1,698,007.03         4.32
680 - 689                                       5     1,486,445.31         3.78
690 - 699                                      10     3,855,865.70         9.81
700 - 709                                      13     3,532,710.59         8.98
710 - 719                                       7     1,432,334.16         3.64
720 - 729                                       5     1,593,409.67         4.05
730 - 739                                      11     4,064,066.84        10.34
740 - 749                                      12     3,309,641.67         8.42
750 - 759                                       9     3,659,338.43         9.31
760 - 769                                      12     3,427,043.70         8.72
770 - 779                                      11     3,853,354.92         9.80
780 - 789                                       7     2,532,806.17         6.44
790 - 799                                       3       892,516.59         2.27
800 - 809                                       3       658,432.19         1.67
--------------------------------------------------------------------------------
Total:                                        137   $39,323,241.59       100.00%
--------------------------------------------------------------------------------
Minimum: 594
Maximum: 809
Weighted Average: 729
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Loan To Value Ratio                         COUNT              UPB            %
--------------------------------------------------------------------------------
25.001% - 30.000%                               1      $124,752.67         0.32%
30.001% - 35.000%                               4       353,066.48         0.90
35.001% - 40.000%                               4       602,224.52         1.53
40.001% - 45.000%                               6     1,210,028.57         3.08
45.001% - 50.000%                              11     2,948,663.02         7.50
50.001% - 55.000%                               8     1,943,987.22         4.94
55.001% - 60.000%                              14     6,134,135.01        15.60
60.001% - 65.000%                              15     5,706,161.75        14.51
65.001% - 70.000%                              15     5,639,773.99        14.34
70.001% - 75.000%                              27     6,558,505.77        16.68
75.001% - 80.000%                              23     6,312,083.94        16.05
80.001% - 85.000%                               1        71,053.65         0.18
85.001% - 90.000%                               7     1,581,865.02         4.02
90.001% - 95.000%                               1       136,939.98         0.35
--------------------------------------------------------------------------------
Total:                                        137   $39,323,241.59       100.00%
--------------------------------------------------------------------------------
Minimum: 28.09%
Maximum: 95.00%
Weighted Average: 64.98%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Combined Loan To Value Ratio                COUNT              UPB            %
--------------------------------------------------------------------------------
25.001% - 30.000%                               1      $124,752.67         0.32%
30.001% - 35.000%                               3       295,952.86         0.75
35.001% - 40.000%                               4       602,224.52         1.53
40.001% - 45.000%                               4       766,522.87         1.95
45.001% - 50.000%                              12     3,005,776.64         7.64
50.001% - 55.000%                               7     1,597,173.55         4.06
55.001% - 60.000%                              15     6,480,948.68        16.48
60.001% - 65.000%                              14     5,658,569.02        14.39
65.001% - 70.000%                              13     4,633,337.32        11.78
70.001% - 75.000%                              27     6,727,859.20        17.11
75.001% - 80.000%                              23     5,967,321.31        15.18
80.001% - 85.000%                               2       519,849.51         1.32
85.001% - 90.000%                               8     2,127,657.44         5.41
90.001% - 95.000%                               3       427,008.62         1.09
95.001% - 100.000%                              1       388,287.38         0.99
--------------------------------------------------------------------------------
Total:                                        137   $39,323,241.59       100.00%
--------------------------------------------------------------------------------
Minimum: 28.09%
Maximum: 100.00%
Weighted Average: 66.29%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
DTI                                         COUNT              UPB            %
--------------------------------------------------------------------------------
11.001% - 16.000%                               3      $758,806.24         1.93
16.001% - 21.000%                               7     1,290,735.34         3.28
21.001% - 26.000%                              13     3,202,886.73         8.15
26.001% - 31.000%                              13     3,818,945.20         9.71
31.001% - 36.000%                              10     3,366,904.89         8.56
36.001% - 41.000%                              16     3,189,408.15         8.11
41.001% - 46.000%                              10     1,818,845.02         4.63
46.001% - 51.000%                              10     2,100,002.94         5.34
51.001% - 56.000%                               4       700,266.66         1.78
56.001% - 61.000%                               2       480,508.03         1.22
--------------------------------------------------------------------------------
Total:                                        137   $39,323,241.59       100.00%
--------------------------------------------------------------------------------
Minimum: 0.000%
Maximum: 58.190%
Weighted Average: 34.153%
--------------------------------------------------------------------------------


The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

I:\Cas Final\Gary\CasMaster_gc2 3.0.cas    Oct 7, 2004 14:24         Page 2 of 4

                               UBS Investment Bank
                            Fixed Bid Stratification

    (DELCODE in ('BID,CMT,OWN,SVC')) and (CURRBAL gt 0); MALT04_11G9 : 20yr
================================================================================


--------------------------------------------------------------------------------
Geographic Concentration                    COUNT              UPB            %
--------------------------------------------------------------------------------
California                                     41   $17,039,661.34        43.33%
New York                                       19     5,042,646.75        12.82
Illinois                                        7     1,685,174.53         4.29
New Jersey                                      6     1,561,661.53         3.97
Pennsylvania                                    5     1,443,138.91         3.67
Maryland                                        3     1,390,071.92         3.53
Alabama                                         5     1,382,465.04         3.52
Virginia                                        6     1,094,599.17         2.78
Massachusetts                                   5     1,072,453.33         2.73
Maine                                           2       860,898.92         2.19
Florida                                         6       840,134.87         2.14
Georgia                                         4       651,231.01         1.66
Indiana                                         2       513,868.21         1.31
Colorado                                        3       451,492.29         1.15
Washington                                      2       404,456.72         1.03
Oregon                                          1       392,768.21         1.00
Rhode Island                                    2       381,974.79         0.97
Texas                                           1       370,064.05         0.94
Montana                                         1       356,719.50         0.91
Delaware                                        1       352,884.68         0.90
Nevada                                          1       349,737.63         0.89
Minnesota                                       1       332,080.56         0.84
Connecticut                                     2       313,080.63         0.80
Tennessee                                       2       256,903.05         0.65
South Carolina                                  2       185,052.59         0.47
Arizona                                         1       181,341.87         0.46
Louisiana                                       2       146,830.97         0.37
Ohio                                            1        98,505.88         0.25
Kentucky                                        1        85,869.03         0.22
Missouri                                        2        85,473.61         0.22
--------------------------------------------------------------------------------
Total:                                        137   $39,323,241.59       100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
North-South CA                              COUNT              UPB            %
--------------------------------------------------------------------------------
States Not CA                                  96   $22,283,580.25        56.67%
South CA                                       32    13,324,633.09        33.88
North CA                                        9     3,715,028.25         9.45
--------------------------------------------------------------------------------
Total:                                        137   $39,323,241.59       100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Zip Code Concentration                      COUNT              UPB            %
--------------------------------------------------------------------------------
92705                                           2    $1,083,356.42         2.76%
19073                                           1       950,995.20         2.42
92673                                           2       924,750.91         2.35
90272                                           1       864,053.90         2.20
95046                                           1       738,445.30         1.88
Other                                         130    34,761,639.86        88.40
--------------------------------------------------------------------------------
Total:                                        137   $39,323,241.59       100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Loan Purpose                                COUNT              UPB            %
--------------------------------------------------------------------------------
Rate & Term Refi                               52   $17,831,483.90        45.35%
Cash Out Refi                                  63    15,532,184.55        39.50
Purchase                                       22     5,959,573.14        15.16
--------------------------------------------------------------------------------
Total:                                        137   $39,323,241.59       100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Document Type                               COUNT              UPB            %
--------------------------------------------------------------------------------
Full                                           62   $21,689,513.92        55.16%
Asset Only                                     16     4,005,288.91        10.19
No Doc                                          9     3,636,054.71         9.25
Stated Doc                                     18     2,700,240.78         6.87
Alternate                                       5     1,776,534.78         4.52
DL                                             13     1,386,637.86         3.53
Limited Income Full Asset                       2     1,038,808.97         2.64
Stated Income Full Asset                        4       904,186.44         2.30
Express                                         1       509,450.95         1.30
Reduced                                         2       410,981.36         1.05
No Income Verified                              2       404,456.72         1.03
Income Only                                     1       370,064.05         0.94
Streamline                                      1       352,884.68         0.90
No Income No Asset                              1       138,137.46         0.35
--------------------------------------------------------------------------------
Total:                                        137   $39,323,241.59       100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Property Type                               COUNT              UPB            %
--------------------------------------------------------------------------------
Single Family                                  96   $30,497,310.73        77.56%
Pud                                            11     3,838,042.89         9.76
Two Family                                     12     1,990,837.21         5.06
Low Rise Condo (2-4 floors)                     9     1,154,790.71         2.94
Coop                                            2       857,132.57         2.18
Four Family                                     5       769,257.59         1.96
Condomimium                                     2       215,869.89         0.55
--------------------------------------------------------------------------------
Total:                                        137   $39,323,241.59       100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Occupancy                                   COUNT              UPB            %
--------------------------------------------------------------------------------
Owner Occupied                                 93   $34,037,959.57        86.56%
Investor Occupied                              41     4,314,198.19        10.97
Second Home                                     3       971,083.83         2.47
--------------------------------------------------------------------------------
Total:                                        137   $39,323,241.59       100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Prepayment Penalty (Months)                 COUNT              UPB            %
--------------------------------------------------------------------------------
0.000                                         133   $36,935,885.67        93.93%
36.000                                          1       271,948.81         0.69
60.000                                          3     2,115,407.11         5.38
--------------------------------------------------------------------------------
Total:                                        137   $39,323,241.59       100.00%
--------------------------------------------------------------------------------
wa Term: 3.477
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Balloon Flag                                COUNT              UPB            %
--------------------------------------------------------------------------------
Not a Balloon Loan                            137   $39,323,241.59       100.00%
--------------------------------------------------------------------------------
Total:                                        137   $39,323,241.59       100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Silent 2nd                                  COUNT              UPB            %
--------------------------------------------------------------------------------
N                                             131   $37,641,979.53        95.72%
Y                                               6     1,681,262.06         4.28
--------------------------------------------------------------------------------
Total:                                        137   $39,323,241.59       100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Lien Position                               COUNT              UPB            %
--------------------------------------------------------------------------------
1                                             137   $39,323,241.59       100.00%
--------------------------------------------------------------------------------
Total:                                        137   $39,323,241.59       100.00%
--------------------------------------------------------------------------------


The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

I:\Cas Final\Gary\CasMaster_gc2 3.0.cas    Oct 7, 2004 14:24         Page 3 of 4

                               UBS Investment Bank
                            Fixed Bid Stratification

    (DELCODE in ('BID,CMT,OWN,SVC')) and (CURRBAL gt 0); MALT04_11G9 : 20yr
================================================================================


--------------------------------------------------------------------------------
Mortgage Ins.                               COUNT              UPB            %
--------------------------------------------------------------------------------
PMI Mortgage Insurance                          1      $453,834.77         1.15%
Radian Guaranty                                 2       720,673.85         1.83
United Guaranty                                 6       615,350.03         1.56
LTV <=80                                      128    37,533,382.94        95.45
--------------------------------------------------------------------------------
Total:                                        137   $39,323,241.59       100.00%
--------------------------------------------------------------------------------
% LTV > 80 NO MI: 0.00%
--------------------------------------------------------------------------------


The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

I:\Cas Final\Gary\CasMaster_gc2 3.0.cas    Oct 7, 2004 14:24         Page 4 of 4